Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,228,570.76
Previously Paid Amount	0.00
Total Fee Amount	341.19
Total Offset Amount	0.00
Net Fee	$ 341.19